Filed Pursuant to Rule 497(e)
Registration No: 002-57209

Supplement dated June 22, 2017
To
Davis Financial Fund
Davis Opportunity Fund
Davis Real Estate Fund
Davis Appreciation & Income Fund
Davis Government Bond Fund
Davis Government Money Market Fund
(together the "Funds")
Portfolios of DAVIS SERIES, INC.
Prospectus
dated May 1, 2017

As of the close of business on August 31, 2017 (the "Conversion Date"), all outstanding Class B shares of the Funds will be converted to Class A shares (the "Conversion"). Shareholders may continue to hold their Class B shares until the Conversion Date and Class B shares will continue to automatically convert to Class A shares under the existing conversion schedule, as described in the Funds' Prospectus. Class B shares that are converted to Class A shares in connection with a Conversion will not be subject to a contingent deferred sales charge ("CDSC"), nor will any sales charge be assessed in connection with the Class A shares that a shareholder receives in exchange for such Class B shares. Please note, however, that any redemption of Class B shares not associated with a Conversion will be subject to any applicable CDSC.